                     ATTACHMENT FOR CURRENT FILING OF N-SAR
                                  SUB-ITEM 77O

The Trust had the following Rule 10f-3 transactions for the six months period ended June 30, 2006:

                               JOHN HANCOCK TRUST
                               ALL CAP CORE TRUST
                              DYNAMIC GROWTH TRUST
                          REAL ESTATE SECURITIES TRUST
                      MANAGED BY DEUTSCHE ASSET MANAGEMENT
                      FOR THE QUARTER ENDED MARCH 31, 2006

                                10f3 Transactions

                                                           Execution     Selling        Net
Fund(s)              Security     Shares/Par      Date       Price     Concession    Proceeds
-------            ------------   ----------   ---------   ---------   ----------   ----------
Real Estate        The Macerich     43,900     1/13/2006     $69.50       $0.50     $3,051,050
Securities Trust   Company

10F-3 REPORT - JOHN HANCOCK TRUST

                          REAL ESTATE SECURITIES TRUST
                                   PROCEDURES

(1)  Name of Underwriter and
     Underwriting Syndicate Members
     JP MORGAN (RREEF PURCHASED SHARES FROM JPM)
     DEUTSCHE BANK SECURITIES, INC.

(2)  Names of Issuers
     THE MACERICH COMPANY (TICKER - MAC)

(3)  Title of Securities
     COMMON SHARES

(4)  Date of First Offering
     JAN 13TH, 2006

                                                                    Comparable Securities
                                                   ------------------------------------------------------
                                                   (1) FPO 10/23/05   (2) YSI 10/3/2005   (3) CLP 9/15/05
                                                   ----------------   -----------------   ---------------
(5)  Amount of Total Offering
     $661,904,775                                     $69,030,000        $330,585,750       $187,523,550

(6)  Unit Price of Offering
     $69.50                                           $     24.23        $      20.35       $      43.75

(7)  Underwriting Spread or Commission
     $1.25                                            $      1.22        $       1.01       $     2.0781

(8)  Years of Issuer's Operations
     40 YEARS (1965)

(9)  Trade Date
     1/13/2006

(10) Portfolio Assets on Trade Date
     $1,294,880,839

(11) Price Paid per Unit
     $69.50

(12) Total Price Paid by Portfolio
     $3,051,050

(13) Total Price Paid by Portfolio (12)
     plus Total Price Paid for same securities
     by other portfolios for which subadvisor
     acts as investment advisor
     $26,062,500

(14) % of Portfolio Assets

     Applied to Purchase
     0.25%

(15) Years of Continuous Operation
     (unless municipal security, see below)
     40 YEARS (INCLUDING PREDECESSORS)

(1b) Certification by RREEF America LLC that the Rule 10f-3 transaction described above was effective in compliance4 with John Hancock Trust's Rule 10f-3 Procedures.


/s/ Thomas R. Barrus
-------------------------------------
Thomas R. Barrus
Compliance Officer

                               JOHN HANCOCK TRUST
                       GLOBAL REAL ESTATE SECURITIES TRUST
                      MANAGED BY DEUTSCHE ASSET MANAGEMENT
                      FOR THE QUARTER ENDED JUNE 30TH, 2006
                               10F-3 TRANSACTIONS

                                                                        SELLING
FUND(S)          SECURITY     SHARES/PAR    DATE    EXECUTION PRICE   CONCESSION   NET PROCEEDS
-------        ------------   ----------   ------   ---------------   ----------   ------------
Global Real    DIC ASSET AG
Estate Trust   (NEW)             6,950     5/4/06        E22.00          3.25%      E152,900.00

John Hancock Trust
Global Real Estate Trust
Procedures Pursuant to Rule 10f-3

(1)  Name of Underwriter and
     Underwriting Syndicate Members
     Morgan Stanley
     Deutsche Bank
     West LB
     Kempen & Co.

(2)  Names of Issuers
     DIC Asset AG

(3)  Title of Securities
     Common Shares

(4)  Date of First Offering
     5/8/2006

(5)  Amount of Total Offering
     11,095,000 shares - 244,090,000 Euro

(6)  Unit Price of Offering
     22 Euro

(7)  Underwriting Spread or                                    Comparable Securities
     Commission                                  (1) Patrizia Immobilien AG   (2) Mapeley Limited
     3.25%                                       3/31/2006                    6/16/2005
                                                 (1) 2.75%                    (2) 3.75%

(8)  Years of Issuer's Operations
     7 years

(9)  Trade Date
     5/8/2006

(10) Portfolio Assets on Trade Date

     $316 million

(11) Price Paid per Unit
     22 Euro

(12) Total Price Paid by Portfolio
     3.85 mm Euro

(13) Total Price Paid by Portfolio (12)
     plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
     25,100,000 Euro

(14) % of Portfolio Assets
     Applied to Purchase

(15) Years of Continuous Operation
     (unless municipal security, see below)
     7 years

                            MORGAN STANLEY-VAN KAMPEN
                               J0HN HANCOCK TRUST
                                   VALUE TRUST

       RULE 10F-3 REPORT RULE 17E-1 BROKERAGE TRANSACTIONS WITH AFFILIATED
               PERSONS REPORT FOR THE QUARTER ENDED MARCH 31, 2006

COMPLIANCE REPORT

                               10F-3 TRANSACTIONS:

SECURITIES PURCHASED                                   1 2 COMPARABLE SECURITIES

1    NAME OF UNDERWRITER & SYNDICATE        SG Cowen Securities
     MEMBERS                                Morgan Stanley Bank
                                                of America
                                               Securities AG
                                            Edwards, Citigroup
                                            JP Morgan, Merrill
                                            Lynch RCBC Capital
                                             Markets Suntrust
                                             Robinson Humphrey
                                            Wachovia Securities
2    NAME OF ISSUERS                         Chipotle Mexican     Ruth's Chris Steak   Kona Grill Inc.
                                                   Grill                 House
3    TITLE OF SECURITIES                     Chipotle Mexican     Ruth's Chris Steak   Kona Grill Inc.
                                                   Grill                 House
4    DATE OF FIRST OFFERING                      1/25/2006             8/8/2005        8/16/2005
5    AMOUNT OF TOTAL OFFERING                    7,878,788            13,000,000       2,500,000
6    UNIT PRICE OF OFFERING                       $22.00                $18.00         $11.00
7    UNDERWRITING SPREAD OR COMMISSION             $1.54                $1.26          $0.77
8    YEARS OF ISSUER'S OPERATIONS                            Over 3
9    TRADE DATE                                  1/25/2006
10   PORTFOLIO ASSETS ON TRADE DATE            $316,846,861
11   PRICE PAID PER UNIT                          $22.00
12   TOTAL PRICE PAID BY PORTFOLIO               $145,200
13   TOTAL PRICE PAID BY PORTFOLIO PLUS
     TOTAL PRICE PAID FOR SAME SECURITIES
     BY OTHER SUBADVISED PORTFOLIOS              $880,000
14   % OF PORTFOLIO ASSETS APPLIED TO             0.046%
     PURCHASE
15   YEARS OF CONTINUOUS OPERATION?                 Yes

   ALL PURCHASES BY MORGAN STANLEY INVESTMENT MANAGEMENT INC. DESCRIBED ABOVE
     WERE EFFECTED IN COMPLIANCE JOHN HANCOCK TRUST'S RULE 10F-3 PROCEDURES.

                               John Hancock Trust
                           U.S. High Yield Bond Trust
                    Managed by Wells Capital Management, Inc.
                          Quarter Ended March 31, 2006

                               10F-3 TRANSACTIONS

                                                             BUY/   EXECUTION     SELLING    TOTAL PRICE
  CUSIP           SECURITY             PAR          DATE     SELL     PRICE     CONCESSION       PAID
  -----     -------------------   ------------   ---------   ----   ---------   ----------   -----------
17275RAA0   CISCO SYSTEMS INC
            STATION CASINOS INC   1,000,000.00   2/14/2006   B        100.00       0.00         100.00
857689AY9   SER 144A                430,000.00   2/23/2006   B         99.50       0.00          99.50

                          JOHN HANCOCK HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND UNDERWRITING SYNDICATE MEMBERS

     Lead Citigroup JP Morgan Securities Merrill Lynch & Co Morgan Stanley

     Co managers Banc of America Securities LLC Barclays Capital redit Suisse Deutsche Bank Securities Inc Goldman Sachs & Co HSBC Securities Lehman Brothers UBS Wachovia Securities Inc Wells Fargo

(2)  NAMES OF ISSUERS

     Cisco Systems

(3)  TITLE OF SECURITIES

     CISCO SYSTEMS INC Floater, L+8

(4)  DATE OF FIRST OFFERING

     02/14/2006

(5)  AMOUNT OF TOTAL OFFERING

     $500 mm

(6)  UNIT PRICE OF OFFERING

     100

COMPARABLE SECURITIES

     (1) GENENTECH INC DNA 4.4 7/15/2010

     (2) IBM CORP IBM 4.375 6/1/2009

     (3) MEDTRONIC INC MDT 4.375 9/15/2010

(7)  UNDERWRITING SPREAD OR COMMISSION

     0

(8)  YEARS OF ISSUER'S OPERATIONS

     > 10years

(9)  TRADE DATE

     02/14/06

(10) PORTFOLIO ASSETS ON TRADE DATE

     $156,910,283

(11) PRICE PAID PER UNIT

(12) TOTAL PRICE PAID BY PORTFOLIO

     100

     $1,000,000

(13) TOTAL PRICE PAID BY PORTFOLIO (12) PLUS TOTAL PRICE PAID FOR SAME SECURITIES BY OTHER PORTFOLIOS FOR WHICH SUBADVISER ACTS AS INVESTMENT ADVISER

     $2,000,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE

     0.6%

(15) YEARS OF CONTINUOUS OPERATION (UNLESS MUNICIPAL SECURITY, SEE BELOW)

     >10 years

CERTIFICATION FROM WELLS CAPITAL MANAGEMENT THAT THE RULE 10F-3 TRANSACTION DESCRIBED ABOVE WAS EFFECTED IN COMPLIANCE WITH JOHN HANCOCK TRUST'S RULE 10F-3 PROCEDURES.

(1)  NAME OF UNDERWRITER AND UNDERWRITING SYNDICATE MEMBERS

     Lead Banc of America Securities LLC Deutsche Bank Securities Inc Wachovia Securities Inc Co managers Wells Fargo

(2)  NAMES OF ISSUERS

     Stations Casinos

(3)  TITLE OF SECURITIES

(4)  DATE OF FIRST OFFERING

(5)  AMOUNT OF TOTAL OFFERING

     6.625

     2/23/2006

     $3000mm

(6)  UNIT PRICE OF OFFERING

     99.5

COMPARABLE SECURITIES

     (1)  STATION CASINOS STN 6.5 2/1/2014

     (2)  BOYD GAMING CORP BYD 6.75 4/15/2014

     (3)  CIRCUS CIRCUS MGM 7.625 7/15/2013

     (4)  MOHEGAN TRIBAL TRIBAL 6.875 2/15/2015

(7)  UNDERWRITING SPREAD OR COMMISSION

     0

     (8)  YEARS OF ISSUER'S OPERATIONS

          >10 years

     (9)  TRADE DATE

          2/23/2006

     (10) PORTFOLIO ASSETS ON TRADE DATE

          $159,981,722.00

     (11) PRICE PAID PER UNIT

     (12) TOTAL PRICE PAID BY PORTFOLIO

          99.5

          $427,850.00

     (13) TOTAL PRICE PAID BY PORTFOLIO (12) PLUS TOTAL PRICE PAID FOR SAME SECURITIES BY OTHER PORTFOLIOS FOR WHICH SUBADVISER ACTS AS INVESTMENT ADVISER

          $4,000,000

     (14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE

          0.3%

     (15) YEARS OF CONTINUOUS OPERATION (UNLESS MUNICIPAL SECURITY, SEE BELOW)

          >10 years

CERTIFICATION FROM WELLS CAPITAL MANAGEMENT THAT THE RULE 10F-3 TRANSACTION DESCRIBED ABOVE WAS EFFECTED IN COMPLIANCE WITH JOHN HANCOCK TRUST'S RULE 10F-3 PROCEDURES.

                               John Hancock Trust
                           U.S. High Yield Bond Trust
                    Managed by Wells Capital Management, Inc.
                           Quarter Ended June 30, 2006

                               10F-3 TRANSACTIONS

                                                           BUY/   EXECUTION     SELLING    TOTAL PRICE
CUSIP              SECURITY            PAR        DATE     SELL     PRICE     CONCESSION       PAID
-----       ----------------------   -------   ---------   ----   ---------   ----------   -----------
05329WAF9   AUTONATION INC            10,000   4/5/2006    B         100           0           100
05329WAC6   AUTONATION INC           200,000   4/5/2006    B         100           0           100
553769AD2   M T R GAMING GROUP INC   500,000   5/22/2006   B         100           0           100

Purchased securities at the issue price, paid no concession.

                          JOHN HANCOCK HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND
UNDERWRITING SYNDICATE MEMBERS
JOINT LEAD MANAGERS-BOOKS:
Banc of America Securities LLC
JP Morgan Securities
Wachovia Securities Inc

CO- MANAGERS:
BNP Paribas
Comerica Securities
Daiwa Securities America Inc
Wells Fargo Securities

(2)  NAMES OF ISSUERS
     AUTONATION INC

(3)  TITLE OF SECURITIES
     AUTONATION INC 7, 8-Yr Senior Notes

(4)  DATE OF FIRST OFFERING
     4/5/2006

(5)  AMOUNT OF TOTAL OFFERING
     $300 mm

(6)  UNIT PRICE OF OFFERING
     100

COMPARABLE SECURITIES

     UNITED AUTO GRP UAG 9.6252010
     SONIC AUTOMOTIVE SAH 8.625 8/15/2013
     GROUP 1 AUTO GPI  8.25 8/15/2013

(7)  UNDERWRITING SPREAD OR COMMISSION
     0

(8)  YEARS OF ISSUER'S OPERATIONS
     > 15 years

(9)  TRADE DATE
     4/5/2006

(10) PORTFOLIO ASSETS ON TRADE DATE
     $167,881,267

(11) PRICE PAID PER UNIT
     100

(12) TOTAL PRICE PAID BY PORTFOLIO
     $100,000

(13) TOTAL PRICE PAID BY PORTFOLIO (12) PLUS TOTAL PRICE PAID FOR SAME SECURITIES BY OTHER PORTFOLIOS FOR WHICH SUBADVISER ACTS AS INVESTMENT ADVISER
     $1,000,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.06%

(15) YEARS OF CONTINUOUS OPERATION (UNLESS MUNICIPAL SECURITY, SEE BELOW) >15 years

(16) MUNICIPAL SECURITY - RECEIVED A RATING IN COMPLIANCE WITH PARAGRAPH (A)(4) OF THE PROCEDURES?
     N/A

CERTIFICATION FROM WELLS CAPITAL MANAGEMENT THAT THE RULE 10F-3 TRANSACTION DESCRIBED ABOVE WAS EFFECTED IN COMPLIANCE WITH JOHN HANCOCK TRUST'S RULE 10F-3 PROCEDURES.

                          JOHN HANCOCK HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND
UNDERWRITING SYNDICATE MEMBERS
JOINT LEAD MANAGERS-BOOKS:
Banc of America Securities LLC
JP Morgan Securities
Wachovia Securities Inc

CO- MANAGERS:
BNP Paribas
Comerica Securities
Daiwa Securities America Inc
Wells Fargo Securities

(2)  NAMES OF ISSUERS
     AUTONATION INC

(3)  TITLE OF SECURITIES
     AUTONATION INC L+200, 7-Yr. Senior Notes

(4)  DATE OF FIRST OFFERING
     4/5/2006

(5)  AMOUNT OF TOTAL OFFERING
     $300 mm

(6)  UNIT PRICE OF OFFERING
     100

COMPARABLE SECURITIES

     UNITED AUTO GRP UAG 9.6252010
     SONIC AUTOMOTIVE SAH 8.625 8/15/2013
     GROUP 1 AUTO GPI  8.25 8/15/2013

(7)  UNDERWRITING SPREAD OR COMMISSION
     0

(8)  YEARS OF ISSUER'S OPERATIONS
     > 15 years

(9)  TRADE DATE
     4/5/2006

(10) PORTFOLIO ASSETS ON TRADE DATE
     $167,881,267

(11) PRICE PAID PER UNIT
     100

(12) TOTAL PRICE PAID BY PORTFOLIO
     $200,000

(13) TOTAL PRICE PAID BY PORTFOLIO (12) PLUS TOTAL PRICE PAID FOR SAME SECURITIES BY OTHER PORTFOLIOS FOR WHICH SUBADVISER ACTS AS INVESTMENT ADVISER
     $2,000,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.1%

(15) YEARS OF CONTINUOUS OPERATION (UNLESS MUNICIPAL SECURITY, SEE BELOW) >15 years

CERTIFICATION FROM WELLS CAPITAL MANAGEMENT THAT THE RULE 10F-3 TRANSACTION DESCRIBED ABOVE WAS EFFECTED IN COMPLIANCE WITH JOHN HANCOCK TRUST'S RULE 10F-3 PROCEDURES.

                          JOHN HANCOCK HIGH YIELD TRUST
                        PROCEDURES PURSUANT TO RULE 10F-3

(1)  NAME OF UNDERWRITER AND
UNDERWRITING SYNDICATE MEMBERS
JOINT LEAD MANAGERS-BOOKS:
Jefferies & Co.

CO- MANAGERS:

Wells Fargo Securities

(2)  NAMES OF ISSUERS
     MTR Gaming Group

(3)  TITLE OF SECURITIES
     MTR GAMING GROUP MNTG 9 06/01/12 Notes

(4)  DATE OF FIRST OFFERING
     5/22/2006

(5)  AMOUNT OF TOTAL OFFERING
     $125 mm

(6)  UNIT PRICE OF OFFERING
     100

COMPARABLE SECURITIES
     MAJESTIC STAR MAJEST     9L75    1/15/2011
     INN OF THE MOUNT INNMTM    12   11/15/2010
     155 E TROPICANA HOOTER   8.75     4/1/2012

(7)  UNDERWRITING SPREAD OR COMMISSION
     0

(8)  YEARS OF ISSUER'S OPERATIONS
     > 15 years

(9)  TRADE DATE
     5/22/2006

(10) PORTFOLIO ASSETS ON TRADE DATE
     $275,462,703

(11) PRICE PAID PER UNIT
     100

(12) TOTAL PRICE PAID BY PORTFOLIO

     $500,000

(13) TOTAL PRICE PAID BY PORTFOLIO (12) PLUS TOTAL PRICE PAID FOR SAME SECURITIES BY OTHER PORTFOLIOS FOR WHICH SUBADVISER ACTS AS INVESTMENT ADVISER
     $2,500,000

(14) % OF PORTFOLIO ASSETS APPLIED TO PURCHASE
     0.18%

(15) YEARS OF CONTINUOUS OPERATION (UNLESS MUNICIPAL SECURITY, SEE BELOW) >15 years

CERTIFICATION FROM WELLS CAPITAL MANAGEMENT THAT THE RULE 10F-3 TRANSACTION DESCRIBED ABOVE WAS EFFECTED IN COMPLIANCE WITH JOHN HANCOCK TRUST'S RULE 10F-3 PROCEDURES.